Exhibit 1.1

UNDERWRITING AGREEMENT

[—] SHARES

CITY OFFICE REIT, INC.

COMMON STOCK

UNDERWRITING AGREEMENT

[—], 2014

JANNEY MONTGOMERY SCOTT LLC

WUNDERLICH SECURITIES, INC.

as Representatives of the Several Underwriters

    Named in Schedule I hereto

c/o Janney Montgomery Scott LLC

1717 Arch Street

Philadelphia, PA 19103

Ladies and Gentlemen:

City Office REIT, Inc., a Maryland corporation (the “Company”) and the sole general partner of City Office REIT Operating Partnership, L.P., a Maryland limited partnership (the “Operating Partnership”), the Company’s manager, City Office Real Estate Management Inc., a British Columbia corporation (the “Advisor”), Second City Capital Partners II, Limited Partnership, a Delaware limited partnership (“SCLP”), and Gibralt U.S. Inc., a Colorado corporation (“Gibralt”), confirm their agreement with each of the several underwriters named in Schedule I hereto (the “Underwriters”) with respect to (i) the issuance and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of [—] shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of an option to purchase up to an additional [—] shares of Common Stock to cover over-allotments, if any (the “Optional Shares”), as provided in Section 4(b). The Firm Shares and, if and to the extent such option is exercised, the Optional Shares, are collectively called, the “Shares.” Each of Janney Montgomery Scott LLC (“Janney”) and Wunderlich Securities, Inc. have agreed to act as a representative of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

At the Closing Time (as defined in Section 5(a) hereof), the Company and the Operating Partnership will complete a series of transactions described more fully in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Prospectus Summary—Structure and Formation of Our Company—Our Formation Transactions” and “Structure and Formation of our Company—Formation Transactions” (collectively, the “Formation Transactions”). As part of the Formation Transactions, the Company will contribute the net proceeds from the offering of the Shares to the Operating Partnership in exchange for general and limited partner units in the Operating Partnership (the “OP Units”), and the Operating Partnership will issue OP Units to the Company. For purposes of this Agreement, the terms “Subsidiary” or “Subsidiaries” shall mean those entities in which the Company or the Operating Partnership holds or will hold upon the completion of the Formation Transactions at least a 50% equity interest, each of which is listed on Schedule III hereto.

In consideration of the mutual agreements contained in this Underwriting Agreement (this “Agreement”), the Company, the Operating Partnership, the Advisor, SCLP, Gibralt, and the Underwriters, intending to be legally bound, hereby confirm their agreement as follows:

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (No. 333-193219), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the Securities Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Shares, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means [    :00 a.m./p.m.], New York City time, on [—], 2014 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the information included on Schedule II hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”) ), as evidenced by its being specified in Schedule IV hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act Regulations.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

1. Representations and Warranties of the Company, the Operating Partnership and the Advisor. The Company, the Operating Partnership and the Advisor, on a joint and several basis, represent and warrant to, and agree with, the Underwriters that:

(a) Each of the Registration Statement and any amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

(b) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(c) Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package and (C) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be [—], in each case, contained in the Prospectus (collectively, the “Underwriter Information”).

(d) No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus and any preliminary prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Shares.

(e) The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Our Advisor and the Advisory Agreement,” “Certain Relationships and Related Transactions,” “Description of Stock,” “Certain Provisions of Maryland Law and Our Charter and Bylaws,” “Description of the Partnership Agreement of City Office REIT Operating Partnership, L.P.,” “Shares Eligible for Future Sale,” “U.S. Federal Income Tax Considerations,” “ERISA Considerations” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or legal or governmental proceedings discussed therein, are accurate, complete and fair summaries of such legal matters, agreements, documents or legal or governmental proceedings. There are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.

(f) The Company has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications.

(g) At the time of filing the Registration Statement and any post-effective amendment thereto at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(h) From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(i) There are no legal or governmental proceedings pending or, to the knowledge of the Company or the Operating Partnership, threatened to which the Company, the Operating Partnership or any of the Subsidiaries is a party, or to which any of their respective properties or assets are subject, that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described, except for such proceedings that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects (collectively, the “Business Conditions”) of the Company, the Operating Partnership and the Subsidiaries taken as a whole of the Company (a “Material Adverse Effect”).

(j) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all necessary corporate power and authority, to own or lease and operate its properties and to conduct its current business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failures so to qualify or be in good standing could not, individually or in the aggregate, result in a Material Adverse Effect.

(k) The Operating Partnership is duly organized, validly existing as a limited partnership and in good standing under the laws of the State of Maryland, and has all necessary limited partnership power and authority, to own or lease and operate its properties and to conduct its current business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to execute, deliver and perform its obligations under this Agreement. The Operating Partnership is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing could not result in a Material Adverse Effect.

(l) Each Subsidiary is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization set forth opposite its name on Schedule III annexed hereto; the Subsidiaries listed on Schedule III comprise all of the subsidiaries of the Company as of the completion of the Formation Transactions; each Subsidiary has the full power and authority to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction in which the conduct of its business or its ownership or leasing of its properties requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have a Material Adverse Effect; all of the issued shares of capital stock, units of limited partnership interest and units of membership interest, as the case may be, of each Subsidiary have been duly authorized, are validly issued, are, with respect to shares of capital stock, fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive or similar rights, except as would not reasonably be expected to have a Material

Adverse Effect; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, upon consummation of the Formation Transactions, the Company or the Operating Partnership, as the case may be, will own the shares of capital stock, units of limited partnership interest or percentage of membership interests of the Subsidiaries as described in the Registration Statement, the General Disclosure Package and the Prospectus as being owned by the Company or the Operating Partnership, as the case may be, free and clear of all security interests, liens, mortgages, encumbrances, pledges, claims or other defects of any kind (collectively, “Liens”), except as would not reasonably be expected to have a Material Adverse Effect and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in each of the Subsidiaries or securities convertible into or exchangeable for capital stock of, or other ownership interests in any of the Subsidiaries are outstanding, except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(m) This Agreement has been duly executed and delivered by each of the Company, the Operating Partnership and the Advisor.

(n) The execution, delivery and performance of this Agreement and the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Shares and the use of proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds” and the completion of the Formation Transactions) have been duly authorized by all necessary corporate or other action and, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with or constitute a breach of any term or provision of the Company’s, Operating Partnership’s or the Subsidiaries’ respective charter, certificate of limited partnership, bylaws, limited partnership agreement or similar governing documents; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any Lien, security interest, charge or encumbrance upon any of the properties of the Company, the Operating Partnership or the Subsidiaries or require any payment by the Company, the Operating Partnership or any of the Subsidiaries or impose any liability on the Company, the Operating Partnership or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which any of their respective properties are bound or affected other than this Agreement; (iii) violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or the Subsidiaries or any of their respective properties or businesses; or (iv) result in a breach, termination or lapse of the Company’s, Operating Partnership’s or the Subsidiaries’ corporate or other power and authority to own or lease and operate their respective properties and conduct their respective businesses, except, in the cases of clauses (ii), (iii) and (iv) above, as would not reasonably be expected to have a Material Adverse Effect.

(o) At the Applicable Time and on the Closing Time and any Date of Delivery, there are and will be no (i) options or warrants or other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as disclosed in the Registration

Statement, the General Disclosure Package and the Prospectus or (ii) grant of options, restricted stock or restricted stock units after the date of the Registration Statement, the General Disclosure Package or the Prospectus under any stock incentive plan of the Company described in the Registration Statement, the General Disclosure Package and the Prospectus. The information in the Registration Statement, General Disclosure Package and the Prospectus insofar as it relates to all outstanding options and restricted stock units and other rights to acquire securities of the Company as of the dates referred to in the Registration Statement, the General Disclosure Package and the Prospectus, is true and correct in all material respects.

(p) The authorized, issued and outstanding shares of capital stock of the Company, consists of 1,000 shares of Common Stock and no shares of preferred stock, par value $0.01 per share (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or equity incentive plans described in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of the Company’s capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of the Company’s capital stock has been issued in violation of any preemptive rights or similar rights of any security holder of the Company. All previous offers and sales of the outstanding shares of the Company’s capital stock, whether described in the Registration Statement, the General Disclosure Package, the Prospectus or otherwise, were made in conformity with applicable federal, state and foreign securities laws. The authorized capital stock of the Company, including, without limitation, the outstanding Common Stock and the outstanding options to purchase shares of Common Stock conform in all material respects with the descriptions thereof in the Registration Statement, the General Disclosure Package and the Prospectus, and such descriptions conform in all material respects with the instruments defining the same.

(q) The OP Units issued and outstanding prior to the completion of the Formation Transactions have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, OP Units of or ownership interests in the Operating Partnership are or will be outstanding at the Applicable Time, the Closing Time or the Date of Delivery.

(r) The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; and the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company. The description of the Company’s stock plans, equity incentive plans and other equity arrangements, and the rights granted thereunder, set forth in the Registration Statement, the General Disclosure Package and the Prospectus, accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements and rights.

(s) The Shares are approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

(t) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries, on the one hand, and any person, on the other hand, granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(u) No consent, approval, authorization, order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by the Company and the Operating Partnership of this Agreement and the consummation of the transactions contemplated hereby or in the Contribution Agreements described on Schedule VI hereto, except (i) such as may be required for the registration of the Shares under the Securities Act and the listing of the Shares on the NYSE, (ii) filings under the Exchange Act, or (iii) filings required for compliance with the applicable state securities or Blue Sky laws or the bylaws, rules and other pronouncements of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(v) The OP Units to be issued by the Operating Partnership in the Formation Transactions have been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable, and the issuance of such OP Units will not be subject to or in violation of any preemptive or similar rights. The issuance by the Operating Partnership of OP Units in the Formation Transactions is exempt from the registration requirements of applicable securities laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, upon the completion of the offering of the Shares and the Formation Transactions, the Company will be the holder of OP Units in the percentage described in the Registration Statement, the General Disclosure Package and the Prospectus, and the Company will be the sole general partner of the Operating Partnership.

(w) The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated, the City Office Predecessor (as defined in the Registration Statement, the General Disclosure Package and the Prospectus) as of the dates indicated and their respective statements of operations, stockholders’ equity and cash flows for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(x) Since the respective dates as of which information is given, or incorporated by reference, in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, there has not been (i) any Material Adverse Effect; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which the Company, the Operating Partnership or any of the Subsidiaries is a party; (iii) any transaction entered into by the Company, the Operating Partnership or any of the Subsidiaries not in the ordinary course of its business that is material to the Company, the Operating Partnership or any Subsidiary; (iv) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock; (v) any liabilities or obligations, direct or indirect, incurred by the Company, the Operating Partnership or any of the Subsidiaries that are material to the Company or any of the Subsidiaries; (vi) any change in the capitalization of the Company or any of the Subsidiaries, except for issuances pursuant to the Company’s equity incentive plans; or (vii) any change in the indebtedness of the Company, the Operating Partnership or any of the Subsidiaries that is material to the Company or any Subsidiary.

(y) Neither the Company nor the Operating Partnership has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of Common Stock to facilitate the sale or resale of the Shares.

(z) The Company, the Operating Partnership and the Subsidiaries have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof; and have paid all material taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due, except for such taxes or assessments, if any, as are being contested in good faith by appropriate proceedings and for which adequate reserves have been made for financial accounting purposes. Neither the Company, the Operating Partnership nor any of the Subsidiaries has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and none of them is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company, the Operating Partnership or any of the Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

(aa) The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the Securities Act, the Securities Act Regulations and the Public Company Accounting Oversight Board (United States).

(bb) Neither the Company, the Operating Partnership nor any of the Subsidiaries is in violation of, or in default under, any of the terms or provisions of (i) its charter, bylaws, certificate of formation, operating agreement, limited partnership agreement or similar governing instruments, (ii) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound or affected or (iii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, except, with respect to clause (ii) or (iii) above, where any such default would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(cc) Each of the Company, the Operating Partnership and the Subsidiaries owns, or possesses adequate rights to use, or can acquire on reasonable terms, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including any unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for the Company’s, the Operating Partnership’s or the Subsidiaries’ businesses), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of the business of the Company, the Operating Partnership and the Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Intellectual Property”). To the Company’s and Operating Partnership’s knowledge, neither the Company, the Operating Partnership nor any of the Subsidiaries has infringed, is infringing or has received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and the Company and the Operating Partnership knows of no reasonable basis therefore. To the knowledge of the Company and the Operating Partnership, no other parties have infringed upon or are in conflict with any material Intellectual Property owned by the Company, the Operating Partnership or the Subsidiaries. Neither the Company, the Operating Partnership nor any of the Subsidiaries is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by the Company, the Operating Partnership or any of the Subsidiaries to any person by reason of the ownership or use of any Intellectual Property, except for software and computer applications used in the ordinary course of business.

(dd) (i) Upon completion of the Formation Transactions, the Company, the Operating Partnership and Subsidiaries will have marketable title in fee simple to all real property, if any, and good title to all personal property, if any, as described in the Registration

Statement, the General Disclosure Package and the Prospectus as being owned by the Company, the Operating Partnership and the Subsidiaries (the “Properties”), in each case, free and clear of all Liens, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or such as would not reasonably be expected to have a Material Adverse Effect, do not, individually or in the aggregate, materially affect the value of such Properties and do not materially interfere with the use made and proposed to be made of such Properties as a whole by the Company, the Operating Partnership or any of the Subsidiaries; (ii) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus are disclosed therein; (iii) all of the leases and subleases material to the business of the Company, the Operating Partnership and each Subsidiary, taken as a whole, and under which the Company, the Operating Partnership or any Subsidiaries hold Properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, with such exceptions as are not material, and neither the Company, the Operating Partnership nor any Subsidiary has received any notice and each is otherwise unaware of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company, the Operating Partnership or the Subsidiaries under any of such leases or subleases, or affecting or questioning the rights of any of the Company, the Operating Partnership or the Subsidiaries to the continued possession of the leases or subleased premises under any such lease or sublease; (iv) none of the Company, the Operating Partnership or any of the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof, which violation would reasonably be expected to have a Material Adverse Effect; (v) each of the Properties held by the Company, the Operating Partnership and the Subsidiaries complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not individually or in the aggregate reasonably be expected to materially affect the value of the Properties or interfere in any material respect with the use made and proposed to be made of the Properties by the Company, the Operating Partnership and the Subsidiaries; (vi) none of the Company, the Operating Partnership or the Subsidiaries have received from any federal, state, local, municipal or other administrative, regulatory or governmental authority (collectively, “Governmental Authority”) any notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and neither the Company nor the Operating Partnership knows and each is otherwise unaware of any such condemnation or zoning change that is threatened and that if consummated would reasonably be expected to have a Material Adverse Effect; and (vii) except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease.

(ee) The Operating Partnership and each Subsidiary has or will have title insurance on the fee interests and/or leasehold interests in their respective Properties covering such risks and in such amounts as are commercially reasonable for such Properties, and such title insurance is or will be in full force upon completion of the Formation Transactions.

(ff) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the mortgages and deeds of trust encumbering the Properties described in the Registration Statement, the General Disclosure Package and the Prospectus are not convertible into debt or equity securities of the entity owning such Property described; (ii)

other than the AmberGlen Property, such mortgages and deeds of trust that will remain outstanding following completion of the Formation Transactions are not cross-defaulted or cross-collateralized with any property other than the Properties; and (iii) none of the Company, the Operating Partnership or any Subsidiary holds participating interests in such mortgages or deeds of trust.

(gg) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect, (A) neither the Company, the Operating Partnership nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, contaminants, toxic or hazardous wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company, the Operating Partnership and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or to the knowledge of the Company and the Operating Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company, the Operating Partnership or any of the Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Authority, against or affecting the Company, the Operating Partnership or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(hh) Each of the Company, the Operating Partnership and the Subsidiaries is or will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commercially reasonable in respect of the businesses in which they are or will be engaged as described in the Registration Statement, the General Disclosure Package and the Prospectus; each such policy and instrument is or will be, to the knowledge of the Company and the Operating Partnership, in full force and effect as of the closing of the Formation Transactions and each of the Company, the Operating Partnership, and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Company, the Operating Partnership or the Subsidiaries has made any material claims under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company, the Operating Partnership or the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, the Operating Partnership, or the Subsidiaries has any reasonable reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted or as proposed to be conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ii) Each of the Company, the Operating Partnership and the Subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.

(jj) Each of the Company, the Operating Partnership and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the internal control over financial reporting (whether or not remediated) of the Company, the Operating Partnership and the Subsidiaries and (ii) no change in the internal control over financial reporting of the Company, the Operating Partnership and the Subsidiaries that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company, the Operating Partnership and the Subsidiaries.

(kk) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

(ll) Commencing with the taxable year ending December 31, 2014, the Company has been organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) and the Company’s actual and proposed method of operation as set forth in the Registration Statement, the General Disclosure Package and the Prospectus will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its tax year ending December 31, 2014 and subsequent tax years; neither the Company, the Advisor nor any of the Subsidiaries has taken any action that could cause the Company to fail to qualify as a REIT for its tax year ending December 31, 2014 and subsequent tax years. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(mm) Throughout the period from its formation through the date hereof, the Operating Partnership and each Subsidiary (other than Subsidiaries that will elect to be taxable REIT subsidiaries of the Operating Partnership) has been formed as a partnership or a limited liability company for state law purposes has been properly classified either as a partnership or as an entity disregarded as separate from the Company for United States federal income tax purposes and is not a “publicly traded partnership” taxable as a corporation within the meaning of Section 7704(b) of the Code.

(nn) The agreement of limited partnership of the Operating Partnership has been duly and validly executed by the Company, in its capacity as sole General Partner of the Operating Partnership; the Operating Partnership is a valid and binding agreement, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(oo) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or any of its affiliates and/or any person that would give rise to a valid claim against the Company, any of its affiliates and/or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein.

(pp) The Company is not, and after giving effect to the completion of the Formation Transactions, the offering and sale of the Shares and the application of the proceeds therefore described in the Registration Statement, the General Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). Neither the Operating Partnership nor any of the Subsidiaries is an “investment company” as defined in the Investment Company Act.

(qq) (i) The Company, the Operating Partnership and the Subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, “Permits”) of governmental or regulatory authorities as may be required to own their properties and conduct their businesses in the manner described in the Registration Statement, the General Disclosure Package and the Prospectus subject to such qualifications as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus, except for failure to so possess as would not reasonably be expected to have a Material Adverse Effect; (ii) the Company, the Operating Partnership and the Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Registration Statement, the General Disclosure Package and the Prospectus and except where such non-performance or noncompliance would not reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the General Disclosure Package and the Prospectus, such Permits contain no restrictions that materially affect the ability of the Company, the Operating Partnership or the Subsidiaries to conduct their businesses.

(rr) None of the Company, the Operating Partnership, any of its Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company and the Operating Partnership, their affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(ss) The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Operating Partnership, threatened.

(tt) None of the Company, the Operating Partnership, any of the Subsidiaries or, to the knowledge of the Company or the Operating Partnership, any director, officer, agent, employee, affiliate or representative of the Company or any of the Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions; and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(uu) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Exchange Act, and the rules and regulations of the Commission adopted thereunder as of the Closing Time. The Company’s audit committee has adopted a charter that satisfies the Exchange Act and the rules and regulations of the Commission adopted thereunder that are applicable as of the Closing Time.

(vv) Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company and the Operating Partnership believe, after reasonable inquiry, to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(ww) The Company intends to apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Time of Sale Prospectus and the Prospectus under the heading “Use of Proceeds.” The Company has no present plan or intention to materially alter its investment policies as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(xx) Any certificate signed by any officer of the Company the Operating Partnership or any of the Subsidiaries in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company, the Operating Partnership or the Subsidiaries as the case may be, to the Underwriters as to the matters covered thereby.

2. Representations and Warranties of Advisor. The Advisor represents and warrants to, and agrees with, the Underwriters and the Company, SCLP and Gibralt that:

(a) The Advisor has been duly organized and validly exists as a corporation in good standing under the laws of British Columbia, with requisite power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Advisor has no subsidiaries. The Advisor is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, results of operations, condition (financial or otherwise) or prospects of the Advisor or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Advisor Material Adverse Effect”).

(b) The Advisor has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation by the Advisor of the transactions therein contemplated and the fulfillment by the Advisor of the terms thereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body.

(c) Neither the Advisor nor, to the Advisor’s knowledge, any affiliates of the Advisor, has taken or will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(d) The Advisor is not and with the giving of notice or lapse of time or both, will not be, (i) in violation of its certificate of formation or bylaws, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Advisor of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Advisor, or any of its properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a Advisor Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Advisor is a party or by which the Advisor or any of its properties is bound, or of the certificate of formation or bylaws of the Advisor or any law, order, rule or regulation judgment, order, writ or decree applicable to the Advisor of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Advisor, or any of its properties or assets.

(e) The execution and delivery of, and the performance by the Advisor of its obligations under, this Agreement has been duly and validly authorized by all necessary action on the part of the Advisor, and this Agreement has been duly executed and delivered by the Advisor. Each of the Advisory Agreement dated             , 2014 by and between the Company and the Advisor (the “Advisory Agreement”) and the Administration Agreement dated             , 2014 by and between the Advisor and Second City Capital II Corporation (the “Administration Agreement”) [will be] duly authorized, executed and delivered by the Advisor [on the Closing Time], and [will] constitute a valid and binding agreement of the Advisor enforceable against the Advisor in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights generally or by general equitable principles.

(f) Except as would not, individually or in the aggregate, have a Advisor Material Adverse Effect, the Advisor (i) holds all licenses, registrations, certificates and permits from governmental authorities (collectively, “Advisor Governmental Licenses”) that are necessary to the conduct of its business, (ii) is in material compliance with the terms and conditions of all Advisor Governmental Licenses, and to the Advisor’s knowledge, all Advisor Governmental Licenses are valid and in full force and effect, and (iii) has not received any written or other notice of proceedings relating to the revocation or modification of any Advisor Governmental License that, if determined adversely to the Advisor, would, individually or in the aggregate, reasonably be expected to result in a Advisor Material Adverse Effect nor impair the ability of the Advisor to perform its obligations under this Agreement, the Advisory Agreement or the Administration Agreement.

(g) Since the date of the most recent financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change or any development involving a prospective change that would reasonably be expected to result in a Material Adverse Effect or that would prevent the Advisor from carrying out its obligations under this Agreement, the Advisory Agreement or the Administration Agreement, as the case may be.

(h) The Advisor has not been notified that any employee focused on the operations of the Company (a “Company-Focused Professional”), or a significant number of employees of the Advisor, plan to terminate his, her or their employment. Neither the Advisor nor, to the best of the Advisor’s knowledge, any Company-Focused Professional, is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Advisor as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(i) The Advisor will have access to the personnel and other resources necessary for the performance of the duties of the Advisor set forth in the Advisory Agreement and administration agreement and as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) There is no legal, governmental, administrative or regulatory investigation, action, suit, claim or proceeding pending or, to the knowledge of the Advisor, threatened against the Advisor, or to which any property of the Advisor is subject before any court or regulatory or administrative agency or otherwise which, if determined adversely to the Advisor, would, individually or in the aggregate, have an Advisor Material Adverse Effect, or would materially and adversely affect the ability of the Advisor to perform its obligations under this Agreement, the Advisory Agreement or the Administration Agreement.

(k) Neither the Advisor, nor any director, officer, agent, employee, affiliate or other person acting on behalf of the Advisor is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Advisor and, to the knowledge of the Advisor, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(l) The operations of the Advisor are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws; and no action, suit or proceeding by or before any Governmental Authority involving the Advisor or any of its affiliates with respect to the Money Laundering Laws is pending or, to the best knowledge of the Advisor, threatened.

(m) Neither the Advisor or, to the knowledge of the Advisor, any director, officer, agent, employee, affiliate or representative of the Advisor is a Person currently the subject or target of any Sanctions, nor is the Advisor located, organized or resident in a country or territory that is the subject of Sanctions; and the Advisor will not directly or indirectly use the fees it receives from the Company, or lend, contribute or otherwise make available such fees to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(n) The Advisor carries, or is covered by, insurance, from one or more insurers of recognized financial responsibility, in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is prudent and customary for companies engaged in similar businesses; the Advisor has not been refused any coverage under insurance policies sought or applied for.

(o) The Advisor maintains a system of internal control in place sufficient to provide reasonable assurance that: (i) transactions that may be effectuated by the Advisor under the Advisory Agreement are executed in accordance with its management’s general or specific authorization and (ii) access to the Company’s assets is permitted only in accordance with the internal policies, controls and procedures of the Advisor.

(p) The Advisor (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared or had prepared on its behalf or used or referred to any “free writing prospectus” as defined in Rule 405 under the Securities Act and has not distributed any written materials in connection with the offer or sale of the Shares.

(q) The Advisor is not prohibited by any applicable law or regulation, including, without limitation, the Investment Company Act and the rules and regulations thereunder, from acting under the Advisory Agreement and the Administration Agreement or as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus.

3. Representations and Warranties of SCLP and Gibralt. SCLP and Gibralt represent and warrant to, and agree with, the Underwriters, the Company and the Operating Partnership that:

(a) Each of SCLP and Gibralt has been duly organized and validly exists as a limited partnership or corporation in good standing under the laws of the State of Delaware and the State of Colorado, respectively.

(b) Each of SCLP and Gibralt has full right, power and authority to execute and deliver this Agreement and the Contribution Agreements and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Contribution Agreements, the consummation by SCLP and Gibralt of the transactions therein contemplated and the fulfillment by SCLP and Gibralt of the terms thereof will not require any consent, approval, authorization or order of any court, regulatory body, administrative agency or other governmental body or other third party.

(c) Neither SCLP nor, to the SCLP’s knowledge, any affiliates of SCLP, has taken or will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. Neither Gibralt nor, to the Gibralt’s knowledge, any affiliates of Gibralt, has taken or will take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

(d) Neither SCLP nor Gibralt is or with the giving of notice or lapse of time or both, will be, (i) in violation of its respective organizational documents, (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or (iii) in violation of any law, order, rule, regulation, judgment, order, writ or decree applicable to SCLP or Gibralt of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over SCLP or Gibralt, or any of their properties or assets, except in the case of clauses (ii) and (iii), for such violations or defaults as would not, individually or in the aggregate, have a material adverse effect. The execution and delivery of this Agreement and the Contribution Agreements, the consummation of the transactions therein contemplated and the fulfillment of the terms thereof do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which SCLP or Gibralt is a party or by which SCLP or Gibralt or any of its properties is bound, or of the certificate of formation or limited liability company agreement of SCLP or Gibralt or any law, order, rule or regulation judgment, order, writ or decree applicable to SCLP or Gibralt of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over SCLP or Gibralt, or any of their respective properties or assets.

(e) This Agreement and each of the Contribution Agreements has been duly authorized, executed and delivered by SCLP and Gibralt.

(f) Each of the Contribution Agreements constitutes the legal, valid and binding obligations of each of SCLP and Gibralt under New York Law, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally, (ii) principles of equity, whether considered at law or in equity or (iii) the ability of any person to receive the remedies of injunctive relief, specific performance or any similar remedy in any proceeding.

(g) Neither the Registration Statement, the General Disclosure Package nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (g) apply only to statements or omissions made in reliance upon and in conformity with information relating to SCLP or Gibralt, furnished in writing by or on behalf of SCLP or Gibralt expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Sponsor Information”).

(h) The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Certain Relationships and Related Transactions” insofar as such statements summarize agreements, documents or legal or governmental proceedings discussed therein, are accurate, complete and fair summaries of such agreements, documents or legal or governmental proceedings. There are no contracts, agreements or other documents, instruments or transactions of any character by SCLP or Gibralt required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.

(i) There are no legal or governmental proceedings pending or, to the knowledge of the SCLP or Gibralt, threatened to which the Company, the Operating Partnership or any of the Subsidiaries is a party, or to which any of their respective properties or assets are subject, that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so described, except for such proceedings that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(j) Each Subsidiary is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization set forth opposite its name on Schedule III annexed hereto; each Subsidiary has the full power and authority to own or lease, as the case may be, its properties and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, in each jurisdiction in which the conduct of its business or its ownership or leasing of its properties requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have a Material Adverse Effect; all of the issued shares of capital stock, units of limited partnership interest and units of membership interest, as the case may be, of each Subsidiary have been duly authorized, are validly issued, are, with respect to shares of capital stock, fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive or similar rights, except as would not reasonably be expected to have a Material Adverse Effect; no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in each of the Subsidiaries or securities convertible into or exchangeable for capital stock of, or other ownership interests in any of the Subsidiaries are outstanding, except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(k) No event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any contract or other instrument to which any of the Subsidiaries is a party, except where such event or default would not have a Material Adverse Effect.

(l) The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the City Office Predecessor (as defined in the Registration Statement, the General Disclosure Package and the Prospectus) as of the dates indicated, and its respective statements of operations, stockholders’ equity and cash flows for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information pertaining to the City Office Predecessor included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein.

(m) Since the respective dates as of which information is given, or incorporated by reference, in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, there has not been (i) any Material Adverse Effect; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which the any of the Subsidiaries is a party; (iii) any transaction entered into by any of the Subsidiaries not in the ordinary course of its business that is material to any Subsidiary; (iv) any liabilities or obligations, direct or indirect, incurred by any of the Subsidiaries that are material to the Subsidiaries; (v) any change in the capitalization of any of the Subsidiaries; or (vi) any change in the indebtedness of any of the Subsidiaries that is material to the Company or any Subsidiary. None of the Subsidiaries has any contingent liabilities or obligations that are material and that are not expressly disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(n) Each of the Subsidiaries have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof, except for returns for which the failure to file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and have paid all material taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due, except for such taxes or assessments, if any, as are being contested in good faith by appropriate proceedings and for which adequate reserves have been made for financial accounting purposes. None of the Subsidiaries has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and none of them is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against any of the Subsidiaries that could have a Material Adverse Effect.

(o) Each of the Subsidiaries owns, or possesses adequate rights to use, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. To SCLP’s and Gibralt’s knowledge, none of the Subsidiaries has infringed, is infringing or has received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and neither SCLP nor Gibralt knows of no reasonable basis therefore. To the knowledge of SCLP and Gibralt, no other parties have infringed upon or are in conflict with any Intellectual Property owned by the Company, the Operating Partnership or the Subsidiaries. None of the Subsidiaries is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by any of the Subsidiaries to any person by reason of the ownership or use of any Intellectual Property, except for software and computer applications used in the ordinary course of business.

(p) (i) Upon completion of the Formation Transactions, the Subsidiaries will have fee simple title or a valid leasehold interest to the Properties, in each case, free and clear of all Liens, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or such as would not reasonably be expected to have a Material Adverse Effect; (ii) all Liens on or affecting the Properties that are required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus are disclosed therein and none of the Subsidiaries are in default under any such Lien, except for such defaults that would not reasonably be expected to have a Material Adverse Effect; (iii) all of the leases and subleases material to the business of the Company, the Operating Partnership and each Subsidiary, taken as a whole, and under which the Company, the Operating Partnership or any Subsidiary holds Properties described in the Registration Statement, the General Disclosure Package and the Prospectus, are in full force and effect, with such exceptions as are not material and do not materially affect the value of the Properties, and no Subsidiary has received any notice or is otherwise aware of any material claim of any sort that has been asserted by anyone adverse to the rights of any of the Company, the Operating Partnership or the Subsidiaries under any of such leases or subleases, or affecting or questioning the rights of any of the Company, the Operating Partnership or the Subsidiaries to the continued possession of the leases or subleased premises under any such lease or sublease; (iv) none of the Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning the Properties or any part thereof, which violation would reasonably be expected to have a Material Adverse Effect; (v) each of the Properties held by the Subsidiaries complies with all applicable zoning laws, laws, ordinances, regulations, development agreements, reciprocal easement agreements, ground or airspace leases and deed restrictions or other covenants, except where the failure to comply would not have, singly or in the aggregate, a Material Adverse Effect; (vi) no Subsidiary has received from any Governmental Authority any notice of any condemnation of or zoning change materially affecting the Properties or any part thereof, and neither SCLP or Gibralt is otherwise aware of any such condemnation or zoning change that is threatened and that if consummated would reasonably be expected to have a Material Adverse Effect; and (vii) except as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease.

(q) Each Subsidiary has or will have title insurance on the fee interests and/or leasehold interests in their respective Properties covering such risks and in such amounts as are commercially reasonable for such Properties, and such title insurance is or will be in full force upon completion of the Formation Transactions.

(r) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the mortgages and deeds of trust encumbering the Properties described in the Registration Statement, the General Disclosure Package and the Prospectus are not convertible into debt or equity securities of the entity owning such Property described; (ii) such mortgages and deeds of trust that will remain outstanding following completion of the Formation Transactions are not cross-defaulted or cross-collateralized with any property other than the Properties; and (iii) none of the Company, the Operating Partnership or any Subsidiary holds participating interests in such mortgages or deeds of trust.

(s) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect, (A) none of the Subsidiaries are in violation of any Environmental Laws, (B) the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Authority, against or affecting any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(t) Each of the Subsidiaries is or will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commercially reasonable in respect of the businesses in which they are or will be engaged as described in the Registration Statement, the General Disclosure Package and the Prospectus; each such policy and instrument is or will be, to the knowledge of SCLP and Gibralt, in full force and effect as of the closing of the Formation Transactions and each of the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, none of the Subsidiaries have made any material claims under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of Subsidiaries have been refused any insurance coverage sought or applied for; and neither SCLP or Gibralt has any reasonable reason to believe that the Company, the Operating Partnership or the Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted or as proposed to be conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus at a cost that would not reasonably be expected to have a Material Adverse Effect.

4. Purchase and Sale of Shares.

(a) Firm Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at $[—] price per share, that number of Firm Shares set forth in Schedule I opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 13 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Optional Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grant(s) an option to the Underwriters, severally and not jointly, to purchase up to an additional [—] shares of Common Stock, at the same price as set forth in Section 4(a), less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. The option hereby granted may be exercised for thirty (30) days after the date hereof and may be exercised in whole or in part at any time from time-to-time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Firm Shares upon notice by the Representatives to the Company setting forth the number of Optional Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Optional Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Optional Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Optional Securities then being purchased which the number of Firm Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Firm Securities, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

5. Payment and Delivery.

(a) Payment of the purchase price for, and delivery of certificates for or book-entry credits representing, the Firm Shares shall be made at the offices of Hunton & Williams LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 a.m. (New York City time) on the third (fourth, if the pricing occurs after 4:30 p.m. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 13), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

(b) In addition, in the event that any or all of the Optional Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for or book-entry credits representing, such Optional Shares shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

(c) Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for or book-entry credits representing the Shares to be purchased by them. It is understood that each Underwriter has authorized Janney, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Firm Shares and the Optional Shares, if any, which it has agreed to purchase. Janney, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Firm Shares or the Optional Shares, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

6. Certain Covenants and Agreements of the Company. The Company, the Operating Partnership, the Advisor covenant and agree with the Underwriter as follows:

(a) The Company, subject to Section 4(b), will comply with the requirements of Rule 430A.

(b) The Company will not file with the Commission the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement or the General Disclosure Package, and will not use, authorize, refer to or file any Issuer Free Writing Prospectus, unless the Representatives have received a reasonable period of time to review any such proposed amendment, supplement or Issuer Free Writing Prospectus and consented to the filing thereof, such consent not to be unreasonably withheld or delayed, unless the Company shall have determined based upon the advice of counsel that such amendment, supplement or filing is required by law, and will use its reasonable best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon reasonable request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the Securities Act Regulations, any amendments to the Registration Statement or amendments or supplements to the Prospectus or the General Disclosure Package that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and will use their reasonable best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus or the General Disclosure Package with the Commission in the manner and within the time period required by Rule 424(b) or Rule 433 under the Securities Act Regulations. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereof has been filed or declared effective or the Prospectus or the General Disclosure Package, or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each filing or effectiveness.

(c) The Company will advise the Representatives promptly (i) when any post-effective amendment to the Registration Statement is filed with the Commission, (ii) when any Rule 462(b) Registration Statement is filed, (iii) of the receipt of any comments from the Commission concerning the Registration Statement, (iv) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or the General Disclosure Package or any amended Prospectus or General Disclosure Package has been filed, (v) of any request of the Commission for amendment or supplementation of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information, (vi) during the period when a prospectus is required to be delivered under the Securities Act or the Securities Act Regulations (the “Prospectus Delivery Period”), of the happening of any event as a result of which the Registration Statement or the Prospectus would include an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, (vii) during the Prospectus Delivery Period, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, (viii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus and (ix) of the suspension of the approval of the Shares for listing on the NYSE or the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriter intends to make such offers or sales, or the initiation or threatening of any proceedings for any of such purposes known to the Company. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof.

(d) The Company has delivered to the Representatives, without charge, as many copies of each preliminary prospectus as the Representatives have reasonably requested. The Company will deliver to the Representatives, without charge, such number of copies of the Registration Statement, the General Disclosure Package and the Prospectus and any supplements or amendments thereto, as the Representatives may reasonably request from time to time during the Prospectus Delivery Period. The Company hereby consents to the use of such copies of the General Disclosure Package and the Prospectus for purposes permitted by the Securities Act, the Securities Act Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and during the Prospectus Delivery Period. If requested by the Representatives in writing, the Company will furnish to the Representatives at least one original signed copy of the Registration Statement as originally filed and all amendments and supplements thereto, whether filed before or after the Effective Date, at least one copy of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

(e) The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act rules and regulations thereunder so as to permit the continuation of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.

(f) The Company will cooperate with the Representatives in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with and consent by the Company and will maintain such qualifications, registrations or exemptions in effect so long as required to complete the distribution of Shares, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Subject to Section 6(b) hereof, in case of any event occurring at any time within the Prospectus Delivery Period, as a result of which the General Disclosure Package or the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading, or, if it is necessary at any time to amend the General Disclosure Package or the Prospectus to comply with the Securities Act or the Securities Act Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the Commission, and any applicable state and foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Underwriter may reasonably request. For purposes of this Section 6(g), the Company will provide such information to the Representatives, the Underwriters’ counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus or file any document, and shall furnish to the Representatives and the Underwriters’ counsel such further information as each may from time to time reasonably request.

(h) The Company agrees that, unless it obtains the prior written consent of the Representatives, which consent will not be unreasonably withheld or delayed, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives shall be deemed to have been given in respect of the free writing prospectuses included in Schedule IV hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i) The Company will make generally available to its security holders and the Representatives, as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder and cover a period of at least 12 months beginning with the Company’s first fiscal quarter occurring after the “effective date” (as defined in Rule 158) of the Registration Statement); provided, however, that the Company shall have satisfied its obligations under this Section 6(i) if it timely files its Annual Report on Form 10-K for the fiscal year next ending after such effective date.

(j) Prior to the Closing Time, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the offering of the Shares without the prior written consent of the Representatives unless in the judgment of the Company, after consultation with its counsel and after notification to the Representatives, such press release or communication is required by law.

(k) For a period of three years from the date hereof, the Company will deliver to the Representatives: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q (or such similar forms as may be designated by the Commission), proxy statements, registration statements and any exhibits thereto, filed or furnished to the Commission or any securities exchange or FINRA, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders; and (iii) every material press release in respect of the Company or its affairs that is released or prepared by the Company; provided, however, that no reports or documents need to be furnished to the extent they have been filed with the Commission and are publicly available on EDGAR.

(l) During the course of the distribution of the Shares, each of the Company, the Advisor, the Operating Partnership, the Subsidiaries will not and the Company shall cause their respective officers and directors not to, take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock or to facilitate the sale or resale of the Shares.

(m) During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Janney, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, or (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing equity incentive benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus.

(n) The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Shares) on the NYSE.

(o) The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2014, and the Company will use its best efforts to continue to qualify for taxation as a REIT under the Code unless the board of directors of the Company determines that it is no longer in the best interests of the Company to continue to qualify as REIT.

(p) If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(q) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 6(m).

7. Payment of Fees and Expenses by the Company.

(a) Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason that this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company and the Operating Partnership under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), the General Disclosure Package, any preliminary prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, the General Disclosure Package, any preliminary prospectus, the Prospectus, this Agreement and any related documents and any Blue Sky memorandum (including any supplement thereto); (iii) the costs and expenses (other than fees and expenses of the Underwriters’ counsel) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states in which the Shares are to be offered or sold; (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from FINRA; (vi) the filing fees of the Commission; (vii) the cost of furnishing to the Representatives copies of the Registration Statement, any Issuer Free Writing Prospectuses, any preliminary prospectuses and Prospectuses as herein provided; (viii) if applicable, the Company’s travel expenses in connection with meetings with the brokerage community and institutional investors; (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company; (x) any fees or costs payable to the NYSE as a result of the offering; (xi) the cost of preparing, issuing and delivery to the Underwriter through the facilities of DTC of any certificates evidencing the Shares; (xii) the costs and charges of the Company’s transfer agent; (xiii) all other costs and expenses reasonably incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 7(a) and (xiv) the out-of-pocket expenses of the Underwriters incurred in connection with the offering and sale of the Shares, including the fees and expenses of the Underwriters’ legal counsel; provided, however, that the aggregate fees and disbursements of legal counsel incurred under clauses (iv), (v) and (xiv) shall not exceed $500,000 in the aggregate; further, provided, this Section 7(a) shall not supersede or otherwise modify any agreement that the Company, SCLP and Gibralt may otherwise have with respect to the allocation of such expenses among themselves.

(b) If (i) the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because the Company elects not to proceed with the offering for any reason or (ii) the Representatives terminate this Agreement pursuant to Section 12 hereof, then the Company will reimburse the Underwriters severally upon demand for their out-of-pocket expenses that shall have been reasonably incurred by the Underwriters relating to the offering (including, but not limited to, reasonable fees and disbursements to their counsel).

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Time, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4(b) on a Date of Delivery, is subject at the date hereof, the Closing Time and any Date of Delivery to the continuing accuracy and fulfillment of the representations and warranties of the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, to the performance by the Company, the Operating Partnership, the Advisor, SCLP and Gibralt of their covenants and obligations hereunder, and to the following additional conditions:

(a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(b) The Representatives shall have received the favorable opinion, dated the Closing Time and each Date of Delivery, of Shearman & Sterling LLP, counsel for the Company, the Operating Partnership and SCLP in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 and Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) The Representatives shall have received the favorable opinion, dated the Closing Time and each Date of Delivery, of Ballard Spahr LLP, Maryland corporate counsel for the Company and Maryland limited partnership counsel for the Operating Partnership, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d) The Representatives shall have received the favorable opinion, dated the Closing Time and each Date of Delivery, of [—], counsel for the Advisor in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(e) The Representatives shall have received the favorable opinion, dated the Closing Time and each Date of Delivery, of [—], counsel for Gibralt in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f) The Representatives shall have received from the Underwriters’ counsel, Hunton & Williams LLP, an opinion, dated as of the Closing Time and any Date of Delivery, as the case may be, and addressed to the Representatives individually and as representatives of the Underwriters, which opinion shall be satisfactory in all respects to the Representatives.

(g) The Representatives shall have received a copy of an executed Lock-up Agreement in the form of Exhibit E hereto from each of the persons listed on Schedule V hereto, and the Company shall have issued appropriate stop transfer instructions to the transfer agent and shall have delivered a copy of such instructions to the Representatives.

(h) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, the Operating Partnership and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the chief executive officer or the president of the Company, of the chief financial or chief accounting officer of the Company and of the Company, in its capacity as the General Partner of the Operating Partnership, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company and the Operating Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement under the Securities Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted, to their knowledge, are pending or contemplated. The Representatives shall also have received a certificate of the President of the Advisor and of the [—] of the Advisor, dated as of the Closing Time, to the effect that (i) the representations and warranties in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (ii) the Advisor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time. The Representatives shall also have received a certificate of the General Partner of SCLP and the President of Gibralt, dated as of the Closing Time, to the effect that (i) the representations and warranties in Section 3 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (ii) SCLP or Gibralt, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(i) At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) At the Closing Time and each Date of Delivery, the Representatives shall have received from KPMG LLP a letter, dated as of the Closing Time or such Date of Delivery, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the “cut-off” date referred to therein shall be a date not more than three (3) business days prior to the Closing Time or such Date of Delivery, as the case may be.

(k) All corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the form of the Registration Statement and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel to the Underwriters. The Company shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.

(l) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) At the Closing Time, the Shares shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(n) At the Closing Time and any Date of Delivery, the Representatives shall have been furnished such additional documents, information and certificates as they shall have reasonably requested.

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Representatives’ and the Underwriters’ counsel. The Company, the Operating Partnership, the Advisor, SCLP and Gibralt, respectively, shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request. If any condition to the Underwriters’ obligations hereunder to be fulfilled prior to or at the Closing Time or any Date of Delivery, as the case may be, is not fulfilled, the Representatives on behalf of the Underwriters may terminate this Agreement with respect to the Closing Time or such Date of Delivery, as applicable, or, if it so elects, waive any such conditions that have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to the Company, the Operating Partnership, the Advisor, SCLP and Gibralt.

9. Indemnification.

(a) Indemnification of Underwriters. The Company, the Operating Partnership and the Advisor, on a joint and several basis, agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(e) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Underwriters by SCLP and Gibralt. Each of SCLP and Gibralt agrees to indemnify and hold harmless each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the extent and in the manner set forth in clauses (a)(i), (ii) and (iii) above; provided that SCLP and Gibralt shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Sponsor Information.

(c) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d) Action against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 9(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 9(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10. Contribution. If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership, the Advisor, SCLP or Gibralt, on the one hand, or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Operating Partnership, the Advisor, SCLP, Gibralt and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 10, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule I hereto and not joint.

11. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Time and any Date of Delivery. All such representations, warranties and agreements of the Underwriters, the Company, the Operating Partnership, the Advisor, SCLP and Gibralt, including, without limitation, the indemnity and contribution agreements contained in Sections 9 and 10 hereof and the agreements contained in Sections 7 and 12 hereof, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter or any controlling person and (ii) delivery of and payment for the Shares.

12. Effective Date of This Agreement and Termination Hereof.

(a) This Agreement shall become effective at [TIME, LOCATION] time, on the first business day following the Applicable Time or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 7, 9, 10 and 12 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 12, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives, the Company and the Operating Partnership may prevent the provisions of this Agreement (other than those contained in Section 7, 9, 10 and 12) from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 12(c) hereof before the time the other provisions of this Agreement become effective.

(b) The Representatives may terminate this Agreement, by notice to the Company and the Operating Partnership, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative(s), impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the NYSE Amex or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(c) If the Company, the Operating Partnership or the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 12, the terminating party shall notify all other parties to this Agreement promptly by telephone or facsimile, confirmed by letter or otherwise in writing.

13. Default by an Underwriter.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all the Underwriters have agreed to purchase on the relevant Closing Time or Date of Delivery, then the Representatives may make arrangements satisfactory to the Company for the purchase of such Firm Shares or Optional Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the relevant Closing Time or Date of Delivery, such Firm Shares or Optional Shares to which the default relates shall be purchased by the Representatives and any non-defaulting Underwriter in proportion to their respective commitments hereunder (in addition to the number of Firm Shares and Optional Shares they are obligated to purchase pursuant to Section 3 hereof).

(b) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representatives may make arrangements for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 13, this Agreement may be terminated by the Representatives or by the Company without liability on the part of the non-defaulting Underwriters (except as provided in Section 9 hereof) or the Company (except as provided in Sections 7 and 9 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Time, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its obligations hereunder, including but not limited to its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

(c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties, the Representatives or the Company shall have the right to postpone the Closing Time or any Date of Delivery, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms “Underwriters” and “Underwriter” as used in this Agreement shall include any party substituted under this Section 13 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.

(d) No action taken pursuant to this Section 13 shall relieve any defaulting Underwriter from liability in respect of its default.

14. Notice. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, faxed, telegrammed, telegraphed or telecopied and confirmed to Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Joseph D. Culley, Jr., facsimile number (215) 665-6197, with a copy (which shall not constitute notice) to Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4074, Attention: David C. Wright; and if sent to the Company, shall be mailed or delivered by any standard form of telecommunication to City Office REIT, Inc., 1075 West Georgia Street, Suite 2600, Vancouver, British Columbia, V6E 3C9, with a copy (which shall not constitute notice) to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Stephen T. Giove.

15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers thereof, the Operating Partnership, the Advisor, SCLP, Gibralt and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms “successors” and “assigns” shall not include any purchaser of the Shares merely because of such purchase.

16. Definition of Business Day. For purposes of this Agreement, “business day” means any day on which the NYSE is opened for trading.

17. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages), and all such counterparts will constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, the other party shall re-execute original forms thereof and deliver them to the other party. No party shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

18. Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

19. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Operating Partnership, the Advisor, SCLP, Gibralt and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, and no consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

21. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

22. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints [—] as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

23. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

24. Sophisticated Parties; No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the General Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act. Each of the Company and the Operating Partnership acknowledge and agree that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, have an arms-length business relationship that creates no fiduciary duty on the part of the Underwriter and all of the parties expressly disclaim any fiduciary relationship.

[Signature Page Follows.]

If the foregoing correctly sets forth your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

Very truly yours,

CITY OFFICE REIT, INC.

By:
Name:
Title:

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P.

By:	City Office REIT, Inc.

By:
Name:
Title:

CITY OFFICE REAL ESTATE MANAGEMENT INC.

By:
Name:
Title:

SECOND CITY CAPITAL PARTNERS II, LIMITED PARTNERSHIP

By:
Name:
Title:

GIBRALT U.S. INC.

By:
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JANNEY MONTGOMERY SCOTT LLC

By:
Name:
Title:	Managing Director

WUNDERLICH SECURITIES, INC.

By:
Name:
Title:	Managing Director

SCHEDULE I

Schedule of Underwriters

Underwriter	Number of Firm Shares to be Purchased

Janney Montgomery Scott LLC
Wunderlich Securities, Inc.

S-I

SCHEDULE II

INFORMATION CONVEYED

S-II

SCHEDULE III

Subsidiaries

S-III

SCHEDULE IV

Free Writing Prospectus

None.

S-IV

SCHEDULE V

Persons Who Are To Deliver Lock-Up Agreements

Lock-Up Agreements are to be delivered by the following persons and entities immediately prior to the time the Commission declares the Registration Statement effective:

S-V

EXHIBIT A-1

Opinion of Shearman & Sterling LLP

A-1-1

EXHIBIT A-2

Tax Opinion of Shearman & Sterling LLP

A-2-1

EXHIBIT B

Opinion of Ballard Spahr

B-1

EXHIBIT C

    Opinion of [ — ]

C-1

EXHIBIT D

    Opinion of [ — ]

D-1

EXHIBIT E

Form of Lock-up Agreement

LOCK-UP AGREEMENT

            , 2014

JANNEY MONTGOMERY SCOTT LLC

WUNDERLICH SECURITIES, INC.

As Representatives of

the Underwriters to be listed in

Schedule I to the Underwriting

Agreement referred to below

c/o Janney Montgomery Scott LLC

1801 Market Street

Philadelphia, PA 19103

Ladies and Gentlemen:

The undersigned, a stockholder, officer, director or and/or the manager of City Office REIT, Inc. (the “Company”) or holder of limited partnership units in the Company’s operating partnership, City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), understands that Janney Montgomery Scott LLC (“Janney”) and Wunderlich Securities, Inc., propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, the Operating Partnership, City Office Real Estate Management Inc., Second City Capital Partners II, Limited Partnership, and Gibralt U.S. Inc., providing for the public offering of shares (the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the Lock-up Period (as defined below), the undersigned will not, without the prior written consent of Janney, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The “Lock-Up Period” is (1) a period of 180 days following the date of the Underwriting Agreement with

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respect to one third of the Lock-Up Securities, (2) a period of 12 months following the date of the Underwriting Agreement with respect to one third of the Lock-Up Securities, and (3) a period of 18 months following the date of the Underwriting Agreement with respect to one third of the Lock-Up Securities.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Janney, provided that (1) Janney and Wunderlich Securities, Inc. receive a signed lock-up agreement for the balance of the lockup period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

i.	as a bona fide gift or gifts; or

ii.	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

iii.	as a distribution to limited partners or stockholders of the undersigned; or

iv.	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the public offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 180-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 180-day lock-up period has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Name:
Title:

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